UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-21884
Oppenheimer Rochester Virginia Municipal Fund
(Exact name of registrant as specified in charter)
6803 South Tucson Way, Centennial, Colorado 80112-3924
(Address of principal executive offices) (Zip code)
Robert G. Zack, Esq.
OppenheimerFunds, Inc.
Two World Financial Center, New York, New York 10281-1008
(Name and address of agent for service)
Registrant’s telephone number, including area code: (303) 768-3200
Date of fiscal year end: March 31
Date of reporting period: 03/31/2009

Item 1. Reports to Stockholders.
OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND
MARCH 31, 2009 Oppenheimer Management Rochester™ Commentaries Virginia Municipal and Fund Annual Report MANAGEMENT COMMENTARIES Market Recap and Outlook Listing of Top Holdings ANNUAL REPORT Fund Performance Discussion Listing of Investments Financial Statements “COVERING EVERY TWIST AND TURN OF THE FINANCIAL MARKETS MAY BE A LUCRATIVE MEDIA STRATEGY, BUT INVESTORS SHOULD FOCUS INSTEAD ON THE SIGNIFICANT ADVANTAGES OF INVESTING FOR THE LONG TERM IN FUNDS THAT OFFER ATTRACTIVE YIELDS AND MONTHLY STREAMS OF TAX-FREE INCOME.”
— DAN LOUGHRAN, SENIOR VICE PRESIDENT AND SENIOR PORTFOLIO MANAGER, OPPENHEIMERFUNDS/ROCHESTER (OPPENHEIMERFUNDS(R) LOGO) The Right Way to Invest

TOP HOLDINGS AND ALLOCATIONS

Top Ten Categories

Special Assessment	14.1%
Electric Utilities	11.4
Multifamily Housing	11.0
Tobacco—Master Settlement Agreement	8.6
Sales Tax Revenue	8.4
Sewer Utilities	8.1
Hospital/Health Care	7.9
Adult Living Facilities	5.5
Commercial Services & Supplies	4.4
Higher Education	3.1
Portfolio holdings are subject to change. Percentages are as of March 31, 2009, and are based on total assets.

Credit Allocation

AAA	2.7%
AA	10.2
A	21.8
BBB	49.6
BB or lower	15.7
Allocations are subject to change. Percentages are as of March 31, 2009, and are dollar-weighted based on the total market value of investments. Market value, the total value of the Fund’s securities, does not include cash. Securities rated by any rating organization are included in the equivalent Standard & Poor’s rating category in the allocation above. The allocation above also includes unrated securities whose ratings have been assigned by the Manager; these unrated securities, currently 37.41% of the Fund’s market value, are deemed comparable in the Manager’s judgment to the rated securities in each category. Credit ratings of AAA, AA, A and BBB and their equivalents denote investment-grade securities.
14 | OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

FUND PERFORMANCE DISCUSSION
How Has the Fund Performed? Below is a discussion by Oppenheimerfunds, inc., of the Fund’s performance during its fiscal year ended march 31, 2009, followed by a graphical comparison of the Fund’s performance to appropriate broad-based market indices.
Management’s Discussion of Fund Performance. In a turbulent 12-month period marked by broad price volatility in the world’s equity and credit markets, the net asset value (NAV) of Oppenheimer Rochester Virginia Municipal Fund’s Class A shares fell sharply, causing the Fund to produce negative total returns. The 1-year total return for Class A shares was -23.70% at NAV and -27.33% at the maximum offering price (or with sales charges). As of March 31, 2009, the Fund’s Class A shares provided the highest level of tax-free income among its peer funds, according to Lipper Inc., and more income on a tax-equivalent basis than many corporate fixed-income alternatives. As of March 31, 2009, the distribution yield for the Fund’s Class A shares was 8.64% at NAV.1
     In all, the Fund distributed 61.8 cents per Class A share, including a small amount of taxable income. The monthly dividend rate for Class A shares rose to 5.2 cents per share with the July 2008 payout, from 5.0 cents.
     At the end of this reporting period, the Fund had nearly 125 holdings and an average credit quality of BBB-plus. Despite the broad turmoil in the municipal market, all bonds in the portfolio were current with scheduled interest payments as of March 31, 2009. We believe this fact demonstrates how professional fund management and credit analysis can sustain high levels of tax-free income even in economically troubled times.
     As the charts on pages 20 to 22 show, the Fund’s total returns were negative this reporting period, which was characterized by sharp declines in equity and credit markets, heightened investor concern about risk, and widening credit spreads. Credit spread widening is typically more detrimental to the sectors and types of securities this Fund favors than to the Fund’s benchmark. Because our approach to fund management involves creating broad portfolios with holdings from across the full credit spectrum, this Fund’s performance can be undercut by prolonged cycles of credit spread widening. Widening spreads typically have the greatest negative effect on BBB-rated, lower-rated and unrated securities. The reverse is also true: as spreads tighten, BBB-rated, lower-rated and unrated securities typically outperform other securities. While we are confident that this current cycle of spread widening will eventually end, no one can accurately predict the specific timing. We still believe that our Fund’s investments offer structural advantages over the long term, and we encourage investors to remain focused on their long-term financial objectives for high levels of tax-free income.
     In this reporting period, we continued to identify yield-enhancing municipal issues in the Commonwealth of Puerto Rico, where Luis Fortuno, a fiscal conservative, was elected

1.	Falling share prices artificially increase yields.
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FUND PERFORMANCE DISCUSSION
governor in November. The Fund’s investments in Puerto Rico constituted 30.9% of the Fund’s net assets as of March 31, 2009. Many of these holdings involve “creatures of the state,” which are municipal bonds that are supported by taxes and help finance electric utilities, education and highways. The Commonwealth, its agencies and its financing arm, the Government Development Bank (GDB), retained their investment-grade ratings from S&P and Moody’s this reporting period, and both report that the outlook is stable.
     The new governor plans to cut agency budgets, reduce government payroll and work to increase more private investment in the Commonwealth’s infrastructure projects, according to THE BOND BUYER, a daily newspaper focused on the municipal bond industry. These moves are designed to help alleviate Puerto Rico’s fiscal 2009 deficit, now estimated at $3.4 billion, more than one-third of its $9.5 billion budget. The Commonwealth expects to receive $5 billion from the federal economic stimulus package and has asked for an additional $8 billion to $10 billion from other federal sources. In early March, legislators approved a $500 million local stimulus program, and these measures in combination should help stabilize Puerto Rico’s troubled economy. We remain confident in the Commonwealth’s ability to collect taxes and make bond payments.
     Also this reporting period, the Fund remained invested in land development (or “dirt”) bonds, which are Special Assessment and Special Tax bonds that help finance the infrastructure needs of new real estate development. At the end of this reporting period, the Special Assessment and Special Tax sectors represented 14.1% of the Fund’s total assets, almost entirely in Special Assessment bonds. The Fund’s land development holdings typically offer very attractive yields, which in turn can help the Fund generate high levels of tax-free income.
     In our opinion, these bonds have several appealing characteristics: their credit ratings typically improve over time, the debt service payments securing these bonds are on parity with real estate taxes and senior to mortgage payments, and assessments or taxes must be paid by whoever owns the land when the tax bill comes due. These characteristics give us confidence that most dirt bonds represent good values for our long-time shareholders, even when short-term performance falters, as it did this reporting period. In light of the widespread criticism dirt bonds tend to attract, we believe it is important for shareholders to note that every single dirt bond in this Fund was current in its scheduled interest and principal payments as of March 31, 2009.
     While the struggles in the national housing market persisted this reporting period, shareholders have benefited from rising prices among high-grade securities in the multi-family housing sector. We continued to see significant market irrationality and price volatility in this sector, especially for the Fund’s lower grade holdings. In general,
16 | OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

securities in this sector continued to produce high levels of tax-free income. We believe long-term investors should ultimately benefit from the Fund’s holdings in the multifamily sectors. As of March 31, 2009, the multifamily housing sector represented 11% of the Fund’s total assets. Among the holdings are two bonds that are guaranteed by SunAmerica, a subsidiary of AIG. Shareholders should note that the underlying bond remains highly attractive and that there is no evidence to date to suggest that the guarantee will be needed. Additionally, while the financial turmoil at AIG remains a potential risk to SunAmerica’s reputation, SunAmerica is still highly rated as a municipal debt insurer. Despite their link to AIG, we continue to believe that these holdings represent favorable investments for the Fund.
     As of March 31, 2009, the Fund was invested in a number of utility sectors—including electric utilities, which represented 11.4% of the Fund’s total assets, and sewer utilities, representing 8.1% of total assets—and in the hospital/health care sector (7.9% of the Fund’s total assets). The overall fundamentals in these sectors appeared to be stable this reporting period, but widening credit spreads have been detrimental, causing prices to decline. Our holdings in these sectors consist of securities in the mid-range of the credit spectrum as well as some insured bonds. The Rochester investment team believes we have found long-term value in these sectors this reporting period.
     The Fund’s underperformance can also be attributed, in part, to its holdings in bonds backed by proceeds from the tobacco Master Settlement Agreement (the MSA), the national litigation settlement with U.S. tobacco manufacturers. At the end of this reporting period, MSA-backed tobacco bonds accounted for 8.6% of the Fund’s total assets.2 As noted earlier, the prices of all bonds with lower credit ratings were adversely affected by credit spread widening, and this was especially true of tobacco bonds, which experienced price volatility this reporting period. Additionally, prices were affected by rating agency decisions, including Standard & Poor’s decision in September 2008 to lower its assessment of nearly a dozen tobacco bonds to negative watch, from negative outlook. In February 2009, S&P changed its assessment on 53 classes of tobacco bonds to CreditWatch with negative

2.	Investments in “tobacco bonds,” which are backed by the proceeds a state or territory receives from the 1998 national litigation settlement with tobacco manufacturers, may be vulnerable to economic and/or legislative events that affect issuers in a particular municipal market sector. Annual payments by MSA-participating manufacturers, for example, hinge on many factors, including annual domestic cigarette shipments, inflation and the relative market share of non-participating manufacturers. While consumption has largely been in line with the assumptions used to structure MSA-backed bonds, future MSA payments could be reduced if consumption were to fall more rapidly than originally forecast.
17 | OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

FUND PERFORMANCE DISCUSSION
implications and reiterated its position that 20 other classes of tobacco bonds belonged on CreditWatch negative. The credit ratings organization cited the new federal cigarette tax, effective April 1, 2009, and litigation risks.
     While court rulings often lead to brief spurts of media attention, we continue to believe that these cases should continue to have minimal impact on the quality or attractiveness of “tobacco bonds.” During this reporting period, the U.S. Supreme Court affirmed the right of smokers in Maine to sue Philip Morris on charges that its advertising for “light” cigarettes violated the state’s unfair trade practices statute. On March 31, 2009, the Court declined to hear a third challenge by Philip Morris to the punitive damages awarded by an Oregon jury to the widow of a deceased smoker. The company had argued that the original award of $79.5 million was excessive; with accrued interest, the 1999 award has nearly doubled. Separately, the long-standing Freedom Holdings case, once seen as the biggest potential threat to the MSA, was dismissed in November 2008 by the U.S. District Court for the Southern District of New York. Despite these cases, we believe that the carefully researched tobacco bonds this Fund owns remain fundamentally sound. As in many other reporting periods, the tobacco bonds this Fund held during this reporting period made all interest payments and scheduled payments of principal in a timely manner. Thus, these bonds helped the Fund provide significant yield advantages to shareholders.
     Fund performance was also undermined by a small position in Chesapeake Corporation, an international supplier of specialty paperboard and plastic packaging that defaulted on its debt service payments this reporting period. The company declared bankruptcy in late 2008 and was sold to a group of private equity investors in a deal that closed in late March 2009. The Fund sold its position at a loss before the end of the reporting period.
     The Fund secured a very favorable outcome partway through this reporting period when bonds that financed the Olde Hampton Hotel were redeemed at 102% of face value, for a total return of 8.25%. A critical element of this outcome was our in-house credit team’s expertise in structuring bond agreements. The agreement for this investment gave the Fund a controlling position in outstanding senior bonds and a first lien on the property, two factors that we believe helped keep all principal and interest payments on schedule throughout a lengthy and difficult period for the property, which lost its Radisson charter, faced declining cash flow and had an earlier purchase agreement fall through. To our shareholders’ benefit, the Fund collected all debt service payments and was able to sell the bonds above par for a positive total return.
     The Fund’s holdings this reporting period also included percentage of LIBOR notes (PLNs), which are bond structures—mostly A-rated or better—that pay a variable rate based on LIBOR. PLN credit quality was generally solid this reporting period, with some
18 | OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

variation among tax-free issuers. However, the prices of PLNs remained depressed throughout this reporting period because muni yields remained more favorable than Treasury and LIBOR rates. These atypical relationships between the rates led to further price declines and, as a result, these holdings detracted from Fund performance. As described in more detail in this Fund’s prospectus and in the notes to the financial statements, the Fund’s line of credit increased partway through this reporting period. The Fund used it opportunistically to buy yield-enhancing securities.
     Our approach to municipal bond investing is flexible and responsive to market conditions. Shareholders should note that market conditions during this reporting period did not affect the Fund’s overall investment strategies or cause it to pay any capital gain distributions. In closing, we believe that the Fund’s structure and composition as well as our time-tested strategies will continue to benefit long-term investors through interest rate and economic cycles.
Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until March 31, 2009. Performance is measured from the inception date of all Classes on July 18, 2006. The Fund’s performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B and Class C shares, and reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.
     The Fund’s performance is compared to the performance of that of the Barclays Capital Municipal Bond Index (formerly the “Lehman Brothers Municipal Bond Index”), an unmanaged index of a broad range of investment-grade municipal bonds that is a measure of the general municipal bond market. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs that follow shows the effect of taxes. The Fund’s performance is also compared to the Consumer Price Index, a non-securities index that measures changes in the inflation rate. The Fund’s performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the securities in the indices.
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FUND PERFORMANCE DISCUSSION
Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
Average Annual Total Returns of Class A Shares With Sales Charge of the Fund at 3/31/09
1-Year -27.33% Since Inception (7/18/06) -15.43%
20 | OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
Average Annual Total Returns of Class B Shares with Sales Charge of the Fund at 3/31/09
1-Year -27.87% Since Inception (7/18/06) -15.44%
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 3% (since inception); and for Class C shares, the 1% contingent deferred sales charge for the 1-year period. See page 23 for further information.
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FUND PERFORMANCE DISCUSSION
Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
Average Annual Total Returns of Class C Shares With Sales Charge of the Fund at 3/31/09
1-Year -25.05% Since Inception (7/18/06) -14.66%
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 3% (since inception); and for Class C shares, the 1% contingent deferred sales charge for the 1-year period. See page 23 for further information.
22 | OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

NOTES
Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized. The Fund’s total returns shown do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. This report must be preceded or accompanied by the current prospectus of Oppenheimer Rochester Virginia Municipal Fund.
Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses contain this and other information about the funds. For more information, ask your financial advisor, call us at 1.800.525.7048, or visit our website at www.oppenheimerfunds.com. Read prospectuses carefully before investing.
The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
Class A shares of the Fund were first publicly offered on 7/18/06. Unless otherwise noted, the Class A returns includes the maximum initial sales charge of 4.75%.
Class B shares of the Fund were first publicly offered on 7/18/06. Unless otherwise noted, the Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 3% (since inception). Class B shares are subject to an annual 0.75% asset-based sales charge.
Class C shares of the Fund were first publicly offered on 7/18/06. Unless otherwise noted, the Class C returns include the applicable 1% contingent deferred sales charge for the one-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.
An explanation of the calculation of performance is in the Fund’s Statement of Additional Information.
23 | OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs: 1 transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended March 31, 2009.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in
24 | OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
	October 1, 2008	March 31, 2009	March 31, 2009

Actual
Class A	$1,000.00	$830.50	$4.62
Class B	1,000.00	827.00	8.06
Class C	1,000.00	826.90	8.05

Hypothetical (5% return before expenses)
Class A	1,000.00	1,019.90	5.10
Class B	1,000.00	1,016.16	8.89
Class C	1,000.00	1,016.16	8.89
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Those annualized expense ratios based on the 6-month period ended March 31, 2009 are as follows:

Class	Expense Ratios

Class A	1.01%
Class B	1.76
Class C	1.76
The expense ratios reflect reduction to custodian expenses and voluntary waivers or reimbursements of expenses by the Fund’s Manager that can be terminated at any time, without advance notice. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
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STATEMENT OF INVESTMENTS March 31, 2009

Principal
Amount		Coupon	Maturity	Value

Municipal Bonds and Notes—105.0%
Virginia—67.0%
$25,000	Alexandria, VA IDA (Alexandria Hospital)[1]	5.500%	07/01/2014	$25,079
10,000	Alexandria, VA IDA Educational Facilities (Episcopal High School)[1]	5.250	01/01/2010	10,033
265,000	Alexandria, VA IDA Pollution Control (Potomac Electric Power Company)[1]	5.375	02/15/2024	265,045
60,000	Alexandria, VA Redevel. & Hsg. Authority (CRS Alexandria Hsg. Corp.)[1]	6.125	10/01/2029	60,614
180,000	Alexandria, VA Redevel. & Hsg. Authority (Essex House)[1]	5.550	07/01/2028	180,324
5,000	Broadway, VA IDA (Bridgewater College)[1]	5.375	04/01/2033	4,183
265,000	Buena Vista, VA Public Recreational Facilities Authority (Golf Course)[1]	5.500	07/15/2035	148,567
25,000	Chesapeake, VA Airport Authority[1]	5.300	08/01/2019	24,573
10,000	Chesapeake, VA IDA (Chesapeake Court House)[1]	5.250	06/01/2017	10,048
500,000	Chesterfield County, VA EDA (VA Electric & Power Company)[1]	5.600	11/01/2031	394,235
750,000	Chesterfield County, VA Health Center (Lucy Corr Village)[1]	6.250	12/01/2038	482,963
25,000	Danville, VA IDA (Collegiate Hsg. Foundation)[1]	6.500	06/01/2014	24,415
70,000	Danville, VA IDA Educational Facilities (Averett University)[1]	6.000	03/15/2016	64,976
125,000	Dulles, VA Town Center CDA (Dulles Town Center)[1]	6.250	03/01/2026	89,281
25,000	Fairfax County, VA Redevel. & Hsg. Authority (Herndon Harbor House)[1]	5.875	08/01/2027	25,012
135,000	Fairfax County, VA Redevel. & Hsg. Authority (Paul Spring Retirement Center)[1]	6.000	12/15/2028	135,502
1,220,000	Farms New Kent, VA Community Devel. Authority Special Assessment[1]	5.450	03/01/2036	677,454
1,250,000	Farms New Kent, VA Community Devel. Authority Special Assessment[1]	5.800	03/01/2036	719,288
55,000	Galax, VA IDA Hospital Facilities (Twin County Regional Healthcare)[1]	5.750	09/01/2020	50,482
2,540,000	Halifax County, VA IDA (Old Dominion Electric Cooperative)[1]	5.625	06/01/2028	2,480,132
170,000	Henrico County, VA IDA (Browning-Ferris Industries)[1]	5.875	03/01/2017	155,089
50,000	Henrico County, VA IDA (Collegiate School)[1]	5.100	10/15/2029	44,753
600,000	Isle Wight County, VA IDA Environmental Improvement (International Paper Company)[1]	6.600	05/01/2024	438,204
125,000	James City County, VA IDA (Anheuser-Busch Companies)[1]	6.000	04/01/2032	107,328
10,000	Lancaster County, VA IDA (Rappahannock Westminster Canterbury)[1]	6.000	04/01/2032	6,575
500,000	Lewistown, VA Commerce Center Community Devel. Authority[1]	6.050	03/01/2027	333,915
F1 | OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value

Virginia Continued
$60,000	Loudoun County, VA IDA (Dulles Airport Marriott Hotel)[1]	7.125%	09/01/2015	$51,443
10,000	Lynchburg, VA IDA (Lynchburg College)[1]	5.250	09/01/2028	8,008
15,000	Lynchburg, VA IDA (The Summit)[1]	6.125	01/01/2021	11,650
10,000	Manassas, VA GO1	6.000	05/01/2014	10,217
100,000	New Port, VA CDA[1]	5.600	09/01/2036	50,592
35,000	Norfolk, VA Airport Authority (Air Cargo)[1]	6.250	01/01/2030	25,406
300,000	Norfolk, VA EDA, Series A1	6.000	11/01/2036	176,892
10,000	Norfolk, VA GO1	5.750	06/01/2017	10,010
790,000	Norfolk, VA Redevel. & Hsg. Authority (First Mtg.-Retirement Community)[1]	6.125	01/01/2035	525,429
290,000	Norton, VA IDA (Norton Community Hospital)[1]	6.000	12/01/2022	228,358
1,100,000	Peninsula, VA Town Center Community Devel. Authority Special Obligation[1]	6.450	09/01/2037	687,434
75,000	Prince William County, VA IDA (Melrose Apartments)[1]	5.400	01/01/2029	75,031
15,000	Prince William County, VA IDA (Prince William Hospital)[1]	5.625	04/01/2012	15,012
1,795,000	Prince William County, VA Multifamily Hsg. Pass-Through Certificates (Woodward Gables)[1]	5.600	11/01/2034	1,515,088
45,000	Richmond, VA IDA (Virginia Commonwealth University Real Estate Foundation)[1]	5.550	01/01/2031	41,959
5,000	Richmond, VA Metropolitan Authority (Expressway)[1]	5.400	01/15/2013	5,150
20,000	Richmond, VA Redevel. & Hsg. Authority (Old Manchester)[1]	5.000	03/01/2015	20,123
25,000	Roanoke, VA IDA (Virginia Lutheran Homes)[1]	6.000	12/01/2032	16,870
80,000	Southampton County, VA IDA Medical Facilities Mtg.[1]	5.625	01/15/2022	79,992
1,100,000	Stafford County & Staunton, VA IDA (Virginia Municipal League/Mt. Rogers)[1]	6.500	08/01/2028	799,931
1,000,000	Stafford County & Staunton, VA IDA (Virginia Municipal League/Mt. Rogers)[1]	6.500	08/01/2038	684,480
15,000	Stafford County, VA COP[1]	5.000	11/01/2009	15,039
100,000	Stafford County, VA EDA Hospital Facilities (MediCorp Health System)[1]	5.250	06/15/2037	84,094
5,000	Suffolk, VA IDA (Hotel & Conference Center)[1]	5.125	10/01/2035	5,724
725,000	Suffolk, VA IDA (Lake Prince Center)[1]	5.150	09/01/2024	537,762
400,000	Suffolk, VA IDA (Lake Prince Center)[1]	5.300	09/01/2031	269,580
410,000	Suffolk, VA Redevel. & Hsg. Authority (Hope Village Apartments)[1]	5.600	02/01/2033	421,041
1,200,000	VA Celebrate South CDA Special Assessment[1]	6.250	03/01/2037	756,984
250,000	VA Gateway Community Devel. Authority[1]	6.375	03/01/2030	174,078
100,000	VA H2O Community Devel. Authority[1]	5.200	09/01/2037	51,779
50,000	VA Hsg. Devel. Authority (Multifamily Hsg.)[1]	5.600	11/01/2017	50,369
25,000	VA Hsg. Devel. Authority (Multifamily Hsg.)[1]	6.000	11/01/2011	25,046
50,000	VA Hsg. Devel. Authority (Multifamily Hsg.)[1]	6.200	05/01/2012	50,083
F2 | OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

Principal
Amount		Coupon		Maturity	Value

Virginia Continued
$90,000	VA Hsg. Devel. Authority (Multifamily)[1]	5.450%		05/01/2012	$91,005
10,000	VA Hsg. Devel. Authority (Multifamily)[1]	5.500		05/01/2013	10,103
50,000	VA Hsg. Devel. Authority (Multifamily)[1]	5.500		11/01/2013	50,600
15,000	VA Hsg. Devel. Authority (Multifamily)[1]	5.800		11/01/2009	15,040
10,000	VA Hsg. Devel. Authority (Multifamily)[1]	5.950		05/01/2009	10,029
30,000	VA Hsg. Devel. Authority (Multifamily)[1]	6.050		05/01/2010	30,068
10,000	VA Hsg. Devel. Authority (Multifamily)[1]	6.050		05/01/2010	10,023
225,000	VA Hsg. Devel. Authority (Multifamily)[1]	6.050		11/01/2017	225,243
55,000	VA Hsg. Devel. Authority (Multifamily)[1]	6.150		05/01/2011	55,107
25,000	VA Hsg. Devel. Authority (Multifamily)[1]	6.200		05/01/2013	25,038
75,000	VA Hsg. Devel. Authority (Rental Hsg.)[1]	5.750		02/01/2017	75,712
65,000	VA Hsg. Devel. Authority (Rental Hsg.)[1]	6.000		08/01/2017	66,161
35,000	VA Hsg. Devel. Authority, Series B1	5.950		05/01/2016	35,058
75,000	VA Hsg. Devel. Authority, Series D1	6.000		04/01/2024	75,651
100,000	VA Hsg. Devel. Authority, Series E1	6.375		01/01/2036	105,747
40,000	VA Hsg. Devel. Authority, Series H1	5.625		11/01/2022	40,007
140,000	VA Hsg. Devel. Authority, Series J1	6.250		05/01/2015	140,161
225,000	VA Multifamily Hsg. (The Broad Point/American International Group)[1]	5.950	[2]	11/01/2033	185,020
20,000	VA Port Authority[1]	5.000		07/01/2027	17,576
20,000	VA Resources Authority Airports, Series B1	5.125		08/01/2027	18,068
45,000	VA Resources Authority Water & Sewer (South Hill)[1]	5.200		11/01/2017	45,583
250,000	VA Small Business Financing Authority (Wellmont Health System)[1]	5.250		09/01/2037	153,410
22,000,000	VA Tobacco Settlement Authority	5.770	[3]	06/01/2047	341,220
93,000,000	VA Tobacco Settlement Authority	9.353	[3]	06/01/2047	1,666,560
45,000	Virginia Beach, VA Devel. Authority (Our Lady of Perpetual Help Health Center)[1]	6.150		07/01/2027	32,586
90,000	Virginia Beach, VA Industrial Devel. Revenue (Holiday Inn)[1]	7.250		12/01/2012	86,408
500,000	Washington County, VA IDA (Mountain States Health Alliance)[1]	7.250		07/01/2019	493,365
250,000	Washington County, VA IDA (Mountain States Health Alliance)[1]	7.500		07/01/2029	247,775
250,000	Washington County, VA IDA (Mountain States Health Alliance)[1]	7.750		07/01/2038	250,038
500,000	Watkins Centre, VA Community Devel. Auth.[1]	5.400		03/01/2020	388,860
1,450,000	White Oaks, VA Village Shops Community Devel. Authority Special Assessment[1]	5.300		03/01/2017	1,194,829
35,000	York County, VA IDA (Virginia Electric & Power Company)[1]	5.500		07/01/2009	35,096

					20,655,871

F3 | OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon		Maturity	Value

U.S. Possessions —37.2%
$35,000	Guam Hsg. Corp. (Single Family Mtg.)[1]	5.750%		09/01/2031	$34,650
200,000	Northern Mariana Islands Commonwealth, Series A1	5.000		06/01/2030	123,892
255,000	Puerto Rico Aqueduct & Sewer Authority[1]	0.000	[4]	07/01/2024	192,438
750,000	Puerto Rico Aqueduct & Sewer Authority[1]	6.000		07/01/2038	639,090
1,600,000	Puerto Rico Aqueduct & Sewer Authority[1]	6.000		07/01/2044	1,323,856
120,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.375		05/15/2033	85,466
550,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.625		05/15/2043	367,444
25,800,000	Puerto Rico Children’s Trust Fund (TASC)	6.417	[3]	05/15/2050	429,828
250,000	Puerto Rico Commonwealth GO1	5.250		01/01/2015	232,738
250,000	Puerto Rico Electric Power Authority, Series TT1	5.000		07/01/2032	200,995
2,000,000	Puerto Rico Electric Power Authority, Series UU5	1.662	[2]	07/01/2031	840,000
5,000	Puerto Rico IMEPCF (American Home Products)[1]	5.100		12/01/2018	5,033
15,000	Puerto Rico Infrastructure[1]	5.000		07/01/2041	10,705
105,000	Puerto Rico Infrastructure (Mepsi Campus)[1]	5.600		10/01/2014	96,902
325,000	Puerto Rico Infrastructure (Mepsi Campus)[1]	6.250		10/01/2024	252,759
905,000	Puerto Rico Infrastructure (Mepsi Campus)[1]	6.500		10/01/2037	654,668
500,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.000		03/01/2036	307,225
100,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.375		02/01/2019	82,976
250,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.375		02/01/2029	173,775
500,000	Puerto Rico ITEMECF (University of the Sacred Heart)[1]	5.250		09/01/2031	387,925
105,000	Puerto Rico Port Authority (American Airlines), Series A	6.250		06/01/2026	41,431
250,000	Puerto Rico Public Buildings Authority[1]	6.250		07/01/2031	239,555
145,000	Puerto Rico Public Finance Corp., Series A1	5.750		08/01/2027	143,443
5,000,000	Puerto Rico Sales Tax Financing Corp., Series A5	1.714	[2]	08/01/2057	2,656,250
5,000,000	Puerto Rico Sales Tax Financing Corp., Series A	7.530	[3]	08/01/2056	156,800
300,000	V.I. Public Finance Authority (Hovensa Refinery)[1]	4.700		07/01/2022	182,025
900,000	V.I. Public Finance Authority (Hovensa Refinery)[1]	5.875		07/01/2022	627,165
620,000	V.I. Public Finance Authority (Hovensa Refinery)[1]	6.125		07/01/2022	455,967
400,000	V.I. Public Finance Authority, Series A1	5.500		10/01/2022	345,628
250,000	V.I. Water & Power Authority, Series A1	5.000		07/01/2031	187,848

					11,478,477

District of Columbia—0.8%
250,000	Metropolitan Washington, D.C. Airport Authority[1]	5.375		10/01/2029	232,823
Total Investments, at Value (Cost $45,801,642)—105.0%					32,367,171
Liabilities in Excess of Other Assets—(5.0)					(1,542,234)

Net Assets—100.0%					$30,824,937

F4 | OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

Footnotes to Statement of Investments

1.	All or a portion of the security has been segregated for collateral to cover borrowings. See Note 6 of accompanying Notes.

2.	Represents the current interest rate for a variable or increasing rate security.

3.	Zero coupon bond reflects effective yield on the date of purchase.

4.	Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

5.	Illiquid security. The aggregate value of illiquid securities as of March 31, 2009 was $3,496,250, which represents 11.34% of the Fund’s net assets. See Note 5 of accompanying Notes.
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1—quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2—inputs other than quoted prices that are observable for the asset (such as quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3—unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset).
The market value of the Fund’s investments was determined based on the following inputs as of March 31, 2009:

	Investments	Other Financial
Valuation Description	in Securities	Instruments*

Level 1—Quoted Prices	$—	$—
Level 2—Other Significant Observable Inputs	32,367,171	—
Level 3—Significant Unobservable Inputs	—	—

Total	$32,367,171	$—

*	Other financial instruments include options written, currency contracts, futures, forwards and swap contracts. Currency contracts and forwards are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options written and swaps are reported at their market value at measurement date.
See accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation techniques, if any, during the reporting period.
To simplify the listings of securities, abbreviations are used per the table below:

CDA	Communities Devel. Authority
COP	Certificates of Participation
EDA	Economic Devel. Authority
GO	General Obligation
IDA	Industrial Devel. Agency
IMEPCF	Industrial, Medical and Environmental Pollution Control Facilities
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
TASC	Tobacco Settlement Asset-Backed Bonds
V.I.	United States Virgin Islands
See accompanying Notes to Financial Statements.
F5 | OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2009

Assets
Investments, at value (cost $45,801,642)—see accompanying statement of investments	32,367,171

Cash	353,900

Receivables and other assets:
Interest	478,636
Shares of beneficial interest sold	316,231
Investments sold	156,023
Other	3,094

Total assets	33,675,055

Liabilities
Payables and other liabilities:
Payable on borrowings (See Note 6)	2,700,000
Dividends	53,898
Shares of beneficial interest redeemed	16,078
Distribution and service plan fees	13,417
Shareholder communications	11,245
Interest expense on borrowings	1,391
Trustees’ compensation	1,369
Transfer and shareholder servicing agent fees	1,303
Other	51,417

Total liabilities	2,850,118

Net Assets	$30,824,937

Composition of Net Assets
Par value of shares of beneficial interest	$4,266
Additional paid-in capital	46,227,234
Accumulated net investment income	506,169
Accumulated net realized loss on investments	(2,478,261)
Net unrealized depreciation on investments	(13,434,471)

Net Assets	$30,824,937

F6 | OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $24,131,634 and 3,338,359 shares of beneficial interest outstanding)	$7.23
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$7.59
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $1,339,253 and 185,550 shares of beneficial interest outstanding)	$7.22
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $5,354,050 and 742,241 shares of beneficial interest outstanding)	$7.21
See accompanying Notes to Financial Statements.
F7 | OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

STATEMENT OF OPERATIONS
For the Year Ended March 31, 2009

Investment Income
Interest	$2,381,801

Expenses
Management fees	154,374
Distribution and service plan fees:
Class A	38,921
Class B	8,719
Class C	53,777
Transfer and shareholder servicing agent fees:
Class A	7,692
Class B	1,025
Class C	4,318
Shareholder communications:
Class A	20,499
Class B	949
Class C	11,524
Interest expense on borrowings	135,812
Borrowing fees	84,727
Interest expense and fees on short-term floating rate notes issued (See Note 1)	57,903
Legal, auditing and other professional fees	54,947
Custodian fees and expenses	1,773
Trustees’ compensation	887
Other	8,853

Total expenses	646,700
Less reduction to custodian expenses	(41)
Less waivers and reimbursements of expenses	(316,592)

Net expenses	330,067

Net Investment Income	2,051,734

Realized and Unrealized Loss
Net realized loss on investments	(1,777,532)
Net change in unrealized depreciation on investments	(8,083,753)

Net Decrease in Net Assets Resulting from Operations	$(7,809,551)

See accompanying Notes to Financial Statements.
F8 | OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended March 31,	2009	2008
Operations
Net investment income	$2,051,734	$1,364,014
Net realized loss	(1,777,532)	(697,348)
Net change in unrealized depreciation	(8,083,753)	(5,540,676)

Net decrease in net assets resulting from operations	(7,809,551)	(4,874,010)

Dividends And/or Distributions to Shareholders
Dividends from net investment income:
Class A	(1,578,110)	(883,093)
Class B	(58,671)	(15,868)
Class C	(342,271)	(135,428)

	(1,979,052)	(1,034,389)

Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions:
Class A	11,727,431	13,750,396
Class B	1,241,502	407,271
Class C	2,262,592	4,696,964

	15,231,525	18,854,631

Net Assets
Total increase	5,442,922	12,946,232
Beginning of period	25,382,015	12,435,783

End of period (including accumulated net investment income of $506,169 and $431,754, respectively)	$30,824,937	$25,382,015

See accompanying Notes to Financial Statements.
F9 | OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

STATEMENT OF CASH FLOWS
For the Year Ended March 31, 2009

Cash Flows from Operating Activities
Net decrease in net assets from operations	$(7,809,551)
Adjustments to reconcile net decrease in net assets from operations to net cash used in operating activities:
Purchase of investment securities	(18,180,762)
Proceeds from disposition of investment securities	10,748,475
Short-term investment securities, net	3,210,873
Premium amortization	71,611
Discount accretion	(450,990)
Net realized loss on investments	1,777,532
Net change in unrealized depreciation on investments	8,083,753
Decrease in interest receivable	4,269
Decrease in receivable for securities sold	803,945
Increase in other assets	(1,727)
Decrease in payable for securities purchased	(3,078,342)
Increase in payable for accrued expenses	15,391

Net cash used in operating activities	(4,805,523)

Cash Flows from Financing Activities
Proceeds from bank borrowings	23,400,000
Payments on bank borrowings	(28,200,000)
Payments from short-term floating rate notes issued	(3,250,000)
Proceeds from shares sold	23,130,059
Payments on shares redeemed	(8,963,813)
Cash distributions paid	(1,131,612)

Net cash provided by financing activities	4,984,634
Net increase in cash	179,111
Cash, beginning balance	174,789

Cash, ending balance	$353,900

Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $819,438.
Cash paid for interest on bank borrowings—$154,468.
Cash paid for interest on short-term floating rate notes issued—$57,903.
See accompanying Notes to Financial Statements.
F10 | OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

Class A Year Ended March 31,	2009	2008	2007[1]

Per Share Operating Data
Net asset value, beginning of period	$10.20	$13.21	$12.60

Income (loss) from investment operations:
Net investment income[2]	.64	.78	.54
Net realized and unrealized gain (loss)	(2.99)	(3.20)	.44

Total from investment operations	(2.35)	(2.42)	.98

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.62)	(.59)	(.37)

Net asset value, end of period	$7.23	$10.20	$13.21

Total Return, at Net Asset Value[3]	(23.70)%	(18.85)%	7.81%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$24,132	$19,946	$11,023

Average net assets (in thousands)	$21,874	$17,701	$7,721

Ratios to average net assets:[4]
Net investment income	7.47%	6.54%	5.89%
Expenses excluding interest and fees on short-term floating rate notes issued	1.88%	2.73%	3.11%
Interest and fees on short-term floating rate notes issued[5]	0.21%	0.89%	0.32%

Total expenses	2.09%	3.62%	3.43%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[6]	1.01%	1.69%	1.12%

Portfolio turnover rate	41%	50%	2%

1.	For the period from July 18, 2006 (commencement of operations) to March 31, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

6.	Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding interest and related expenses from inverse floating rate securities, as a percent of average daily net assets will not exceed the annual rate of 0.80% for Class A shares.
See accompanying Notes to Financial Statements.
F11 | OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class B Year Ended March 31,	2009	2008	2007[1]

Per Share Operating Data
Net asset value, beginning of period	$10.19	$13.20	$12.60

Income (loss) from investment operations:
Net investment income[2]	.57	.68	.43
Net realized and unrealized gain (loss)	(2.99)	(3.19)	.47

Total from investment operations	(2.42)	(2.51)	.90

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.55)	(.50)	(.30)

Net asset value, end of period	$7.22	$10.19	$13.20

Total Return, at Net Asset Value[3]	(24.33)%	(19.48)%	7.13%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,339	$446	$150

Average net assets (in thousands)	$876	$373	$40

Ratios to average net assets:[4]
Net investment income	6.82%	5.81%	4.66%
Expenses excluding interest and fees on short-term floating rate notes issued	2.79%	3.84%	8.07%
Interest and fees on short-term floating rate notes issued[5]	0.21%	0.89%	0.32%

Total expenses	3.00%	4.73%	8.39%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[6]	1.76%	2.44%	1.87%

Portfolio turnover rate	41%	50%	2%

1.	For the period from July 18, 2006 (commencement of operations) to March 31, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

6.	Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding interest and related expenses from inverse floating rate securities, as a percent of average daily net assets will not exceed the annual rate of 1.55% for Class B shares.
See accompanying Notes to Financial Statements.
F12 | OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

Class C Year Ended March 31,	2009	2008	2007[1]

Per Share Operating Data
Net asset value, beginning of period	$10.18	$13.19	$12.60

Income (loss) from investment operations:
Net investment income[2]	.58	.68	.43
Net realized and unrealized gain (loss)	(3.00)	(3.19)	.44

Total from investment operations	(2.42)	(2.51)	.87

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.55)	(.50)	(.28)

Net asset value, end of period	$7.21	$10.18	$13.19

Total Return, at Net Asset Value[3]	(24.34)%	(19.50)%	6.95%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,354	$4,990	$1,263

Average net assets (in thousands)	$5,390	$3,147	$400

Ratios to average net assets:[4]
Net investment income	6.63%	5.84%	4.69%
Expenses excluding interest and fees on short-term floating rate notes issued	2.86%	3.51%	4.38%
Interest and fees on short-term floating rate notes issued[5]	0.21%	0.89%	0.32%

Total expenses	3.07%	4.40%	4.70%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[6]	1.76%	2.44%	1.87%

Portfolio turnover rate	41%	50%	2%

1.	For the period from July 18, 2006 (commencement of operations) to March 31, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

6.	Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding interest and related expenses from inverse floating rate securities, as a percent of average daily net assets will not exceed the annual rate of 1.55% for Class C shares.
See accompanying Notes to Financial Statements.
F13 | OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Rochester Virginia Municipal Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended as a non-diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of current interest income exempt from federal and Virginia state income taxes for individual investors as is consistent with preservation of capital. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers Class A, Class B and Class C shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Effective for fiscal periods beginning after November 15, 2007, FASB Statement of Financial Accounting Standards No. 157, fair Value Measurements, establishes a hierarchy for measuring fair value of assets and liabilities. As required by the standard, each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset that are observable are classified as “Level 2” and unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using quoted market prices, when available, as supplied primarily either by portfolio pricing services approved by the Board of Trustees or dealers. These securities are typically classified within Level 1 or 2; however, they may be designated as Level 3 if the dealer or portfolio pricing service values a security through an internal model with significant unobservable market data inputs.
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which traded, prior to
F14 | OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ(R) are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities are valued at the mean between the “bid” and “asked” prices.
     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. These securities are typically designated as Level 2.
     In the absence of a readily available quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
     Fair valued securities may be classified as “Level 3” if the valuation primarily reflects the Manager’s own assumptions about the inputs that market participants would use in valuing such securities.
     There have been no significant changes to the fair valuation methodologies during the period.
F15 | OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Certain of these securities may be leveraged, whereby the interest rate varies inversely at a multiple of the change in short-term rates. As interest rates rise, inverse floaters produce less current income. The price of such securities is more volatile than comparable fixed rate securities. The Fund may expose up to 20% of its total assets to the effects of leverage from its investments in inverse floaters.
     Certain inverse floating rate securities are created when the Fund purchases and subsequently transfers a municipal bond security (the “municipal bond”) to a broker dealer. The municipal bond is typically a fixed rate security. The broker dealer (the “sponsor”) creates a trust (the “Trust”) and deposits the municipal bond. The Trust issues short-term floating rate notes available to third parties and a residual interest in the municipal bond (referred to as an “inverse floating rate security”) to the Fund. The terms of these inverse floating rate securities grant the Fund the right to require that the Trust issuing the inverse floating rate security compel a tender of the short-term floating rate notes to facilitate the Fund’s repurchase of the underlying municipal bond. Following such a request, the Fund pays the sponsor the principal amount due to the holders of the short-term floating rate notes issued by the Trust and exchanges the inverse floating rate security for the underlying municipal bond. These transactions are considered secured borrowings for financial reporting purposes. As a result of such accounting treatments, the Fund includes the municipal bond position on its Statement of Investments (but does not separately include the inverse floating rate securities received). The Fund also includes the value of the municipal bond and a payable amount equal to the short-term floating rate notes issued by the Trust on its Statement of Assets and Liabilities. The interest rates on these short-term floating rate notes reset periodically, usually weekly. The holders of these short-term floating rate notes have the option to tender their investment, to the sponsor or the Trust’s liquidity provider, for redemption at par at each reset date. Income from the municipal bond position and the interest expense on the payable for the short-term floating rate notes issued by the Trust are recorded on the Fund’s Statement of Operations.
     The Fund’s investments in inverse floaters involve certain risks. The market value of an inverse floating rate security can be more volatile than that of a conventional fixed-rate bond having similar credit quality, maturity and redemption provisions. Typically, an inverse floating rate security tends to underperform fixed rate bonds when long-term interest rates are rising but tends to outperform fixed rate bonds when long-term interest rates are stable or falling. An inverse floating rate security entails a degree of leverage because the trust issues short-term securities in a ratio to the inverse floating rate security with the underlying long-term bond providing collateral for the obligation to pay the principal value of the short-term securities if and when they are tendered. If the Fund has created the inverse floater by depositing a long-term bond into a trust, it may be required to provide additional collateral for the short-term securities if the value of the underlying bond deposited in the trust falls.
     At March 31, 2009, the Fund had no outstanding inverse floaters.
F16 | OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

Concentration Risk. There are certain risks arising from geographic concentration in any state or U.S. possession. Certain economic, regulatory or political developments occurring in the state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized
Depreciation
Based on Cost of
Securities and
Undistributed	Undistributed	Accumulated	Other Investments
Net Investment	Long-Term	Loss	for Federal Income
Income	Gain	Carryforward[1,2,3,4]	Tax Purposes

$561,253	$—	$2,478,261	$13,434,471

1.	As of March 31, 2009, the Fund had $1,672,409 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of March 31, 2009, details of the capital loss carryforwards were as follows:

Expiring

2015	$19
2016	241,599
2017	1,430,791

Total	$1,672,409

2.	As of March 31, 2009, the Fund had $805,852 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2018.

3.	During the fiscal year ended March 31, 2009, the Fund did not utilize any capital loss carryforward.

4.	During the fiscal year ended March 31, 2008, the Fund did not utilize any capital loss carryforward.
F17 | OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. SIGNIFICANT ACCOUNTING POLICIES Continued
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Accordingly, the following amounts have been reclassified for March 31, 2009. Net assets of the Fund were unaffected by the reclassifications.

Increase to
Increase to	Accumulated Net
Accumulated Net	Realized Loss
Investment Income	on Investments

$1,733	$1,733
The tax character of distributions paid during the years ended March 31, 2009 and March 31, 2008 was as follows:

	Year Ended	Year Ended
	March 31, 2009	March 31, 2008

Distributions paid from:
Exempt-interest dividends	$1,978,553	$1,033,237
Ordinary income	499	1,152

Total	$1,979,052	$1,034,389

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of March 31, 2009 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$45,799,119

Gross unrealized appreciation	$56,541
Gross unrealized depreciation	(13,491,012)

Net unrealized depreciation	$(13,434,471)

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to
F18 | OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

their benefits under the Plan. During the year ended March 31, 2009, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$285
Payments Made to Retired Trustees	87
Accumulated Liability as of March 31, 2009	908
The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.
Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive earnings on cash balances maintained by the Fund, at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the
F19 | OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended March 31, 2009		Year Ended March 31, 2008
	Shares	Amount	Shares	Amount

Class A
Sold	2,097,781	$17,280,706	1,487,049	$17,942,983
Dividends and/or distributions reinvested	71,611	595,404	19,890	230,146
Redeemed	(785,920)	(6,148,679)	(386,435)	(4,422,733)

Net increase	1,383,472	$11,727,431	1,120,504	$13,750,396

Class B
Sold	152,908	$1,338,957	34,034	$425,891
Dividends and/or distributions reinvested	4,856	38,287	691	8,063
Redeemed	(15,941)	(135,742)	(2,327)	(26,683)

Net increase	141,823	$1,241,502	32,398	$407,271

Class C
Sold	538,557	$4,743,703	495,880	$5,903,097
Dividends and/or distributions reinvested	22,186	185,747	6,989	80,691
Redeemed	(308,586)	(2,666,858)	(108,561)	(1,286,824)

Net increase	252,157	$2,262,592	394,308	$4,696,964

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended March 31, 2009, were as follows:

	Purchases	Sales

Investment securities	$18,180,762	$10,748,475
F20 | OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $500 million	0.55%
Next $500 million	0.50
Next $500 million	0.45
Over $1.5 billion	0.40
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended March 31, 2009, the Fund paid $12,443 to OFS for services to the Fund.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.
Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B or Class C plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. The Distributor’s aggregate uncompensated expenses under the Plans at March 31, 2009 for Class B and
F21 | OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
4. Fees and Other Transactions with Affiliates Continued
Class C shares were $66,721 and $58,652, respectively. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.
Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C
	Class A	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by
Year Ended	Distributor	Distributor	Distributor	Distributor

March 31, 2009	$30,047	$3,783	$479	$4,822
Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to waive management fees and/or reimburse the Fund for certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses” excluding expenses attributable to the Fund’s investments in inverse floaters, will not exceed 0.80% for Class A shares and 1.55% for Class B shares and Class C shares, respectively, of average annual net assets for each class of shares. This voluntary undertaking is expected to remain in effect indefinitely. However, it may be amended or withdrawn by the Manager at any time without shareholder notice. During the year ended March 31, 2009, the Manager reimbursed $235,300, $10,822 and $70,470 for Class A, Class B and Class C shares, respectively.
     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time.
5. Illiquid Securities
As of March 31, 2009, investments in securities included issues that are illiquid. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. The Fund will not invest more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Securities that are illiquid are marked with an applicable footnote on the Statement of Investments.
6. Borrowings
The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings. The Fund can use those borrowings for investment-related purposes such as
F22 | OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

purchasing portfolio securities. The Fund can also borrow for other purposes, such as to raise money to unwind or “collapse” trusts that issued “inverse floaters” to the Fund, or to contribute to such trusts to enable them to meet tenders of their short-term securities by the holders of those securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. The purchase of securities with borrowed funds creates leverage in the Fund. The use of leverage will subject the Fund to greater costs than funds that do not borrow for leverage, and may also make the Fund’s share price more sensitive to interest changes. The interest on borrowed money is an expense that might reduce the Fund’s yield. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.
     The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with a conduit lender and a bank which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $3.0 billion, collectively. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (0.8403% as of March 31, 2009). The Fund pays additional fees annually to its lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual commitment fee on the amount of the unused portion of the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the year ended March 31, 2009 equal 0.78% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.
As of March 31, 2009, the Fund had borrowings outstanding at an interest rate of 0.8403%. Details of the borrowings for the year ended March 31, 2009 are as follows:

Average Daily Loan Balance	$4,827,945
Average Daily Interest Rate	2.630%
Fees Paid	$82,479
Interest Paid	$154,468
7. Recent Accounting Pronouncement
In March 2008, the Financial Accounting Standards Board (“FASB”) issued Statement on Financial Accounting Standards (“SFAS”) No. 161, Disclosures about Derivative Instruments and Hedging Activities. This standard requires enhanced disclosures about derivative and hedging activities, including qualitative disclosures about how and why the Fund uses derivative instruments, how these activities are accounted for, and their effect on the Fund’s financial position, financial performance and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of SFAS No. 161 and its impact on the Fund’s financial statements and related disclosures.
F23 | OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
8. Pending Litigation
During 2009, a number of complaints have been filed in federal courts against the Manager, the Distributor, and certain of the funds in the Oppenheimer family of funds (the “Defendant Funds”) advised by the Manager and distributed by the Distributor. The complaints naming the Defendant Funds also name certain officers, trustees and former trustees of the respective Defendant Funds. The plaintiffs are seeking class action status on behalf of purchasers of shares of the respective Defendant Fund during a particular time period. The complaints against the Defendant Funds raise claims under federal securities laws alleging that, among other things, the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions, that such Defendant Fund’s investment policies were not followed, and that such Defendant Fund and the other defendants violated federal securities laws and regulations. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. Additionally, a complaint has been brought in state court against the Manager, the Distributor and another subsidiary of the Manager (but not the Fund), on behalf of the Oregon College Savings Plan Trust. The complaint alleges breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seeks compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     Other complaints have been filed in state and federal courts, by investors who made investments through an affiliate of the Manager, against the Manager and certain of its affiliates. Those complaints relate to the alleged investment fraud perpetrated by Bernard Madoff and his firm (“Madoff “). Those lawsuits, in 2008 and 2009, allege a variety of claims including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief, and an award of attorneys’ fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff.
     The Manager believes that the lawsuits described above are without legal merit and intends to defend them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to defend the suits vigorously on behalf of those Funds, their boards and the individual Trustees named in those suits. The Manager believes that it is premature to render any opinion as to the likelihood of an outcome unfavorable to it and that no estimate can be made with any degree of certainty as to the amount or range of any potential loss. The Manager also believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund.
F24 | OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of Oppenheimer Rochester Virginia Municipal Fund:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Rochester Virginia Municipal Fund, including the statement of investments, as of March 31, 2009, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and for the period July 18, 2006 (commencement of operations) to March 31, 2007. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2009, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Rochester Virginia Municipal Fund as of March 31, 2009, and the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and for the period July 18, 2006 (commencement of operations) to March 31, 2007, in conformity with U.S. generally accepted accounting principles.
KPMG LLP
Denver, Colorado
May 20, 2009
F25 | OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

THIS PAGE INTENTIONALLY LEFT BLANK.
Not part of the annual report to Fund shareholders
F26 | OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

FEDERAL INCOME TAX INFORMATION Unaudited
In early 2009, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2008. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
     None of the dividends paid by the Fund during the fiscal year ended March 31, 2009 are eligible for the corporate dividend-received deduction. 99.97% of the dividends were derived from interest on municipal bonds and are not subject to federal income taxes. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.
     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.
27 | OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at http://www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Householding—Delivery of Shareholder Documents
This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus, annual and semi-annual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.
     Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus, reports and privacy policy within 30 days of receiving your request to stop householding.
28 | OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007) and Trustee (since 2006) Age: 65	Chairman (since August 2007) and Trustee (since August 1991) of the Board of Trustees of The Jackson Laboratory (non-profit); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Manager’s parent company) (since September 2004); Member of Zurich Financial Investment Management Advisory Council (insurance) (since 2004); Treasurer and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 64 portfolios in the OppenheimerFunds complex.

David K. Downes, Trustee (since 2007) Age: 69	Independent Chairman GSK Employee Benefit Trust (since April 2006); Director of Correctnet (since January 2006); Trustee of Employee Trusts (since January 2006); Chief Executive Officer and Board Member of CRAFund Advisors, Inc. (investment management company) (since January 2004); Director of Internet Capital Group (information technology company) (since October 2003); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch & Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse & Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees 64 portfolios in the OppenheimerFunds complex.

Matthew P. Fink, Trustee (since 2006) Age: 68	Trustee of the Committee for Economic Development (policy research foundation) (since 2005); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004). Oversees 54 portfolios in the OppenheimerFunds complex.
29 | OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

Phillip A. Griffiths, Trustee (since 2006) Age: 70	Fellow of the Carnegie Corporation (since 2007); Distinguished Presidential Fellow for International Affairs (since 2002) and Member (since 1979) of the National Academy of Sciences; Council on Foreign Relations (since 2002); Director of GSI Lumonics Inc. (precision technology products company) (since 2001); Senior Advisor of The Andrew W. Mellon Foundation (since 2001); Chair of Science Initiative Group (since 1999); Member of the American Philosophical Society (since 1996); Trustee of Woodward Academy (since 1983); Foreign Associate of Third World Academy of Sciences; Director of the Institute for Advanced Study (1991-2004); Director of Bankers Trust New York Corporation (1994-1999); Provost at Duke University (1983-1991). Oversees 54 portfolios in the OppenheimerFunds complex.

Mary F. Miller, Trustee (since 2006) Age: 66	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (since October 1998); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 54 portfolios in the OppenheimerFunds complex.

Joel W. Motley, Trustee (since 2006) Age: 56	Managing Director of Public Capital Advisors, LLC (privately held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee of the Episcopal Church of America, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee of Historic Hudson Valley. Oversees 54 portfolios in the OppenheimerFunds complex.

Mary Ann Tynan, Trustee (since 2008) Age: 63	Vice Chair of Board of Trustees of Brigham and Women’s/Faulkner Hospital (non-profit hospital) (since 2000); Chair of Board of Directors of Faulkner Hospital (non-profit hospital) (since 1990); Member of Audit and Compliance Committee of Partners Health Care System (non-profit) (since 2004); Board of Trustees of Middlesex School (educational institution) (since 1994); Board of Directors of Idealswork, Inc. (financial services provider) (since 2003); Partner, Senior Vice President and Director of Regulatory Affairs of Wellington Management Company, LLP (global investment manager) (1976 to 2002); Vice President and Corporate Secretary, John Hancock Advisers, Inc. (mutual fund investment adviser) (1970-1976). Oversees 57 portfolios in the OppenheimerFunds complex.

Joseph M. Wikler, Trustee (since 2006) Age: 68	Director of C-TASC (bio-statistics services (since 2007); Director of the following medical device companies: Medintec (since 1992) and Cathco (since 1996); Director of Lakes Environmental Association (environmental protection organization) (1996-2008); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of Fortis/Hartford mutual funds (1994-December 2001). Oversees 54 portfolios in the OppenheimerFunds complex.

Peter I. Wold, Trustee (since 2006) Age: 61	Director and Chairman of Wyoming Enhanced Oil Recovery Institute Commission (enhanced oil recovery study) (since 2004); President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 54 portfolios in the OppenheimerFunds complex.
30 | OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

INTERESTED TRUSTEE	The address of Mr. Reynolds is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Mr. Reynolds serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Reynolds is an “Interested Trustee” because of a potential consulting relationship between RSR Partners, which Mr. Reynolds may be deemed to control, and the Manager.

Russell S. Reynolds, Jr., Trustee (since 2006) Age: 77	Chairman of RSR Partners (formerly “The Directorship Search Group, Inc.”) (corporate governance consulting and executive recruiting) (since 1993); Retired CEO of Russell Reynolds Associates (executive recruiting) (October 1969-March 1993); Life Trustee of International House (non-profit educational organization); Former Trustee of The Historical Society of the Town of Greenwich; Former Director of Greenwich Hospital Association. Oversees 54 portfolios in the OppenheimerFunds complex.

INTERESTED TRUSTEE AND OFFICER	The address of Mr. Murphy is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Mr. Murphy serves as a Trustee for an indefinite term, or until his resignation, retirement, death or removal and as an Officer for an indefinite term, or until his resignation, retirement, death or removal. Mr. Murphy is an interested Trustee due to his positions with OppenheimerFunds, Inc. and its affiliates.

JOHN V. MURPHY, President and Principal Executive Officer and Trustee (since 2006) Age: 59	Chairman and Director of the Manager (since June 2001); Chief Executive Officer of the Manager (June 2001-December 2008); President of the Manager (September 2000-February 2007); President and director or trustee of other Oppenheimer funds; President and Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) and of Oppenheimer Partnership Holdings, Inc. (holding company subsidiary of the Manager) (since July 2001); Director of OppenheimerFunds Distributor, Inc. (subsidiary of the Manager) (November 2001-December 2006); Chairman and Director of Shareholder Services, Inc. and of Shareholder Financial Services, Inc. (transfer agent subsidiaries of the Manager) (since July 2001); President and Director of OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since July 2001); Director of the following investment advisory subsidiaries of the Manager: OFI Institutional Asset Management, Inc., Centennial Asset Management Corporation and Trinity Investment Management Corporation (since November 2001), HarbourView Asset Management Corporation and OFI Private Investments, Inc. (since July 2001); President (since November 2001) and Director (since July 2001) of Oppenheimer Real Asset Management, Inc.; Executive Vice President of Massachusetts Mutual Life Insurance Company (OAC’s parent company) (since February 1997); Director of DLB Acquisition Corporation (holding company parent of Babson Capital Management LLC) (since June 1995); Chairman (since October 2007) and Member of the Investment Company Institute’s Board of Governors (since October 2003). Oversees 102 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Mr. Zack, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924, for Messrs. Loughran, Cottier,Willis and Stein, 350 Linden Oaks, Rochester, New York 14625. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.
31 | OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

Daniel G. Loughran, Vice President and Senior Portfolio Manager (since 2006) Age: 45	Senior Vice President of the Manager (since August 2007); Vice President of the Manager (April 2001-July 2007) and a Portfolio Manager with the Manager (since 1999). Team leader, a Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Scott S. Cottier, Vice President and Senior Portfolio Manager (since 2006) Age: 37	Vice President of the Manager (since September 2002). Portfolio Manager and trader at Victory Capital Management (from 1999 to 2002). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Troy E. Willis, Vice President and Senior Portfolio Manager (since 2006) Age: 36	Assistant Vice President of the Manager (since July 2005). Portfolio Manager of the Fund (from May 2003 to December 2005). Corporate Attorney for Southern Resource Group (from 1999 to 2003). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Richard Stein, Vice President (since 2007) Age: 51	Director of the Rochester Credit Analysis team (since 2003) and a Vice President of the Manager (since 1997); headed Rochester’s Credit Analysis team (since 1993).

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2006) Age: 58	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983); Former Vice President and Director of Internal Audit of the Manager (1997-February 2004). An officer of 102 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 2006) Age: 49	Senior Vice President of the Manager (since March 1999); Treasurer of the Manager and the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of the following: OAC (March 1999-June 2008), Centennial Asset Management Corporation (March 1999-October 2003) and OppenheimerFunds Legacy Program (April 2000-June 2003). An officer of 102 portfolios in the OppenheimerFunds complex.

Robert G. Zack, Secretary (since 2006) Age: 60	Executive Vice President (since January 2004) and General Counsel (since March 2002) of the Manager; General Counsel and Director of the Distributor (since December 2001); General Counsel of Centennial Asset Management Corporation (since December 2001); Senior Vice President and General Counsel of HarbourView Asset Management Corporation (since December 2001); Secretary and General Counsel of OAC (since November 2001); Assistant Secretary (since September 1997) and Director (since November 2001) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since
32 | OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

Robert G. Zack, Continued	December 2002); Director of Oppenheimer Real Asset Management, Inc. (since November 2001); Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since December 2001); Senior Vice President, General Counsel and Director of OFI Private Investments, Inc. and OFI Trust Company (since November 2001); Vice President of OppenheimerFunds Legacy Program (since June 2003); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since November 2001); Director of OppenheimerFunds International Distributor Limited (since December 2003); Senior Vice President (May 1985-December 2003). An officer of 102 portfolios in the OppenheimerFunds complex.
The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.525.7048.
33 | OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

Item 2. Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.
Item 3. Audit Committee Financial Expert.
The Board of Trustees of the registrant has determined that David Downes, the Board’s Audit Committee Chairman, is an audit committee financial expert and that Mr. Downes is “independent” for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.
(a) Audit Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $31,200 in fiscal 2009 and $31,200 in fiscal 2008.
(b) Audit-Related Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $2,368 in fiscal 2009 and $1,342 in fiscal 2008.
The principal accountant for the audit of the registrant’s annual financial statements billed $331,200 in fiscal 2009 and $256,236 in fiscal 2008 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such services include: internal control reviews and professional services relating to FAS 123R and FAS 157.
(c) Tax Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $4,500 for 2009 and no such fees for 2008.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such services include: Review of tax returns.
(d) All Other Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 100%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $338,068 in fiscal 2009 and $257,578 in fiscal 2008 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.
Item 5. Audit Committee of Listed Registrants
Not applicable.
Item 6. Schedule of Investments.
a) Not applicable.
b) Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-end Management Investment Companies.
Not applicable.

Item 8. Portfolio Managers of Closed-end Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-end Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/trustees to the Respective Boards
1.	The Fund’s Governance Committee (the “Committee”) will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds’ investment manager and its affiliates in making the selection.

2.	The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

3.	The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:

•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.
The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4.	Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”

5.	Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.
Item 11. Controls and Procedures.
Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 03/31/2009, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.
There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Oppenheimer Rochester Virginia Municipal Fund

By:	/s/ John V. Murphy John V. Murphy Principal Executive Officer
Date: 05/14/2009
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John V. Murphy John V. Murphy
Principal Executive Officer

Date: 05/14/2009

By:	/s/ Brian W. Wixted Brian W. Wixted
Principal Financial Officer

Date: 05/14/2009